Bull & Bear
U.S. And Overseas Fund

Invests worldwide for the highest possible total return.


Annual Report
December 31, 1996

U.S. And Overseas Fund
11 Hanover Square, New York, NY 10005
1-800-847-4200
1-212-363-1100
http://www.bull-and-bear.com

                       BULL & BEAR U.S. AND OVERSEAS FUND


February 21, 1997

Fellow Shareowners:

World stock markets in 1996 were characterized by an extreme divergence between the performance of small and large capitalization issues domestically, and between emerging and developed markets overseas. In the United States, while the Russell 2000 Small Company Stock Index closed the year at a lower level than at its May high, larger capitalization indexes advanced sharply in the second half, propelled primarily by a very small number of large stocks. A similar trend occurred overseas, with many large developed markets significantly outperforming smaller emerging markets. With the Fund's strategy during the year of maintaining a significant investment in smaller U.S. companies and exposure to emerging markets abroad, several of which lagged the results of world markets in general, performance was negatively impacted. Thus, Bull & Bear U.S. and Overseas Fund's total return for 1996 was +5.34% versus +14.00 for the Morgan Stanley Capital International World Index, +10.57% for the Dow Jones World Index (+3.66% for this Index excluding the U.S.), and +16.94% for the Morningstar
World Stock Fund Average. The Fund's results in 1996 were disappointing, particularly following its impressive total return gain of +25.11% for 1995.

U.S. stock markets were bolstered in early 1996 by generally positive corporate earnings reports, a high level of investor purchases of stock mutual funds, low inflation, and relatively low and stable interest rates. With prospects in the U.S. for more of the same, and for economic recoveries in Europe, Japan and Latin America, stock markets around the world moved higher. Particular strength occurred in emerging markets while more moderate gains were achieved in established markets.

As concern developed in the second quarter over maintaining non-inflationary U.S. growth, foreign securities markets in general began to outperform U.S. markets, with dramatic moves in a number of Eastern European, Middle Eastern and Pacific Rim countries. Stock markets in continental Europe and several Scandinavian countries also began to improve relative to the U.S. market, based on what was considered more sustainable economic progress and by a weakening dollar late in the quarter. Japanese equities surged late in the quarter, also reflecting dollar weakness and hopes for a stronger Japanese economy. However, other Pacific Rim markets tied to the U.S. dollar languished as the inflation outlook and potentially restrictive fiscal measures became a concern. Political developments in Argentina and Brazil began to have a negative impact on those markets, whereas earlier gains had been significant.

In early July the U.S. government reported another strong employment gain together with a significant increase in monthly wages. This news sent U.S. bond and equity markets down sharply. Domestic markets reflected fears that wage pressure would lead to immediate monetary tightening by the Federal Reserve, which would make common stocks relatively unattractive. Concern arose also that higher interest rates and subsequently lower growth would negatively affect interest rate policies and growth around the world. U.S. market weakness was followed closely by weakness in foreign markets. Negative investor sentiment regarding inflation and interest rates dramatically reversed course as subsequent economic reports pointed to a sharp slowdown in third quarter U.S. growth. Investor sentiment improved globally as well, with most foreign markets recording strong performances. Markets around the world again surged in November and December following satisfactory U.S. election results and prospects for moderate growth, low inflation and favorable interest rates spread globally. Particularly strong performances occurred in most Scandinavian and Western European markets and Canadian stocks advanced as well.

Pacific Rim markets, however, were generally disappointing except for Hong Kong, with notable declines occurring in Thailand, South Korea, and Japan. Latin markets were disappointing as well, with global investment dominated by the same liquidity and perceived safety considerations impacting the U.S. market.

As we begin  1997,  the U.S.  stock  market  has again set new  all-time  highs.
Inflation statistics remain favorable and the outlook for moderate growth remains unchanged. On February 20, 1997, the investment decisions for the Fund were assumed by the Investment Policy Committee of Bull & Bear Advisers, Inc., the Fund's Investment Manager. The Committee's outlook for the remainder of 1997 is optimistic. Corporate earnings growth and flows of new cash into the equity markets globally continue to provide broad support for stock prices. In view of market concerns, however, investors appear to be following a more selective approach to investing, placing a greater emphasis on superior earnings quality and consistency. Accordingly, the Fund's present strategy is to reallocate the Fund's investments to the stocks of companies perceived to have these advantages, particularly high growth areas of information technology, professional and business services, telecommunications, some cyclicals such as energy, and certain defensive sectors. With this domestic background, plus improving situations in a number of developed and emerging countries around the world, we believe substantial opportunities continue to exist for strong gains in 1997.

As noted in prior Reports, with respect to achieving your long range financial goals, we continue to favor building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, Bull & Bear Salary Investing Plan and Bull & Bear Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will help you get started.

If you have questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, where you can earn American Airlines(R) AAdvantage(R) miles on every trade, we would be very pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.


Sincerely,

           Robert D. Anderson                  Thomas B. Winmill
           Vice Chairman                       Co-President


Chart Follows:

U.S. and Overseas Fund
Results of an initial investment of $10,000 with subsequent investments of $100 a month from inception, 10/29/87, through 12/31/96 with all distributions reinvested. Investments for the period total $21,000

Plot Points:
$10,140, $11,748, $14,886, $14,733, $19,404, $20,083, $26,836, $26,419, $24,419
$31,887, $34,811

Ending Value $34,811



Total Return Performance Graphs

Bull & Bear U.S. and Overseas Fund ("Fund")

Morgan Stanley Capital International World Index ("MSCI")

Morningstar's World Stock Fund Average ("MSFA")

MSCI is unmanaged and fully invested in common stocks. MSFA is an equal weighted average of 198 world equity mutual funds. The fund may invest in any type of U.S. or foreign securitiy, including Eurodollar securities, and engage in options, futures and forward currency transactions. The Fund's inception was October 29, 1987. Performance Graphs begin October 31, 1987 and results in each case reflects reininvestment of dividends and distributions.

[The following table was represented as a graph with the following plot points in the printed material.]

Plot points:

Fund: $10,000  9,947,   $10,320, $11,925, $10,898, $13,371, $13,012, $16,488,
      $14,323, $17,921, $18,879
MSCI: $10,000, $10,183, $12,395, $14,526, $12,126, $14,426, $13,754, $16,936,
      $17,881, $21,693, $24,729
MSFA: $10,000, 10,355, $11,850, $14,623, $13,092, $16,121, $16,202, $21,093,
      $20,656, $23,985, $28,048
                                                            Average
                  Final            Total                    Annual
                  Value            Return                   Return
Fund...........$18,879             88.79%                   7.18%
MSCI...........$24,729            147.29%                  10.38%
MSFA...........$28,048            180.48%                  11.91%

Source: Morgan Stanley Capital International, Morngingstar, Inc.

Mutual Funds

Bull & Bear Dollar
Reserves
A high quality moneymarket fund investing in U.S. Government securities. Income is generally free from state income and intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

 Bull & Bear Gold
 Investors
Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.



Bull & Bear
 Special Equities Fund
Invests aggressively for maximum capital appreciation.

 Bull & Bear
 U.S. and Overseas Fund
 Invests worldwide for the highest possible total return.

Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.

Closed-end  investment  companies listed on the American Stock exchange

Bull & Bear Global Income Fund
Investing for a high level of income from a global portfolio of primarily investment grade fixed income securities.

Bull  &  Bear  Municipal
Investing for the highest possible income exempt from Income Fund Federal income tax that is consistent with preservation of principal.

Bull & Bear U.S. Government Securities  Fund
Investing for a high level of current income, liquidity and safety of principal.

Discount Brokerage
Services

Bull & Bear
Securities, Inc.

Receive the investment information you need and the low commissions you expect. Plus you can earn American Airlines(R) AAdvantage(R) miles every time you trade. And you can save an additional 10% off our already low commission rates when you use Bull & Bear PC OnLine Investment CenterSM and/or Bull & Bear TeleQuote/ TeleTrade SM. (There is no check writing minimum for Bull & Bear Performance Plus(R) accounts.)

Call  Toll  Free1-800-VIP-4200   Total  Return
Performance. For the period ended December 31,
1996,  Bull  &  Bear  Dollar  Reserves'  7-day
compound yield was 4.75% on a current yield of
4.64%.  Past  performance  does not  guarantee
future   results.   Investment   return   will
fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.

                       BULL & BEAR U.S. AND OVERSEAS FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1996




  SHARES
                                                              MARKET VALUE
         COMMON STOCKS (100.0%)
         BRAZIL (2.3%)
   3,000 Telecomunicacoes Brasileiras S.A. ADR                     229,500
                                                              ------------

         CANADA (8.9%)
   6,000 Newbridge Network Corp.*                                  169,500
   4,500 Northern Telecom Ltd.                                     278,437
   6,000 Royal Bank of Canada                                      210,000
  18,000 Tesco Corp.*                                              237,695
                                                              ------------
                                                                   895,632
         DENMARK (2.6%)
  14,000 Olicom A/S*                                               263,375
                                                              ------------

         FRANCE (4.4%)
  15,000 Business Objects S.A. ADR*                                202,500
   9,000 Coflexip S.A. ADR                                         236,250
                                                              ------------
                                                                   438,750
         GERMANY (4.3%)
   3,500 Daimler Benz AG ADR*                                      239,750
   1,400 SAP A.G. Vorzug                                           195,314
                                                              ------------
                                                                   435,064
         IRELAND (2.0%)
   5,000 Allied Irish Banks PLC ADR                                196,250
                                                              ------------

         ISRAEL (6.4%)
  10,000 NICE-Systems Ltd.*                                        180,000
   9,000 Tadrian Telecommunications Ltd.                           201,375
  10,000 Tecnomatix Technologies Ltd.*                             265,000
                                                              ------------
                                                                   646,375
         MEXICO (2.1%)
   8,000 Grupo  elevisa S.A. GDR*                                  205,000
                                                              ------------

         PHILIPPINES (3.1%)
 600,000 International Container Terminal Services, Inc.*          313,680
                                                              ------------

         RUSSIA (2.1%)
   9,000 Vimpel-Communications ADR*                                212,625
                                                              ------------

         SPAIN (2.1%)
   3,000 Telefonica De Espana S.A. ADR                             207,750
                                                              ------------

         SWEDEN (3.0%)
  10,000 Ericsson L.M. Telephone Co. ADR                           301,875
                                                              ------------

         UNITED KINGDOM (2.7%)
  30,000 PizzaExpress PLC                                          270,813
                                                              ------------

         UNITED STATES (54.0%)
  40,000 AmeriCredit Corp.*                                        820,000
   5,000 BMC Software, Inc.*                                       206,875
   3,500 Computer Associates International, Inc.                   174,125
  46,000 Computervision Corp.*                                     425,500
   7,500 Consolidated Stores Corp.*                                240,938
   7,000 EMC Corp.*                                                231,875
  10,000 Glenayre Technologies, Inc.*                              215,625
   4,000 Globalstar Telecommunications Ltd.*                       252,000
   2,000 Intel Corp.                                               261,875
  12,000 Interpool, Inc.                                           280,500
  15,000 Loral Space & Communications Ltd.*                        275,625
  25,000 NABI Inc.*                                                218,750
  12,000 Neoprobe Corp.*                                           184,500
  20,000 North American Vaccine, Inc.*                             485,000
   4,000 Project Software & Development Inc.*                      169,500
  11,000 Remedy Temp Inc.*                                         189,750
  11,000 Renters Choice, Inc.*                                     159,500
   7,000 Sofamor Danek Group, Inc.*                                213,500
  15,000 Talx Corp.*                                               123,750
  12,000 Ventritex, Inc.*                                          295,500
                                                              ------------
                                                                 5,424,688
           TOTAL INVESTMENTS (COST:  $8,864,171) (100.0%)      $10,041,377
                                                               ===========




 *    Indicates non-income producing security.


                        See accompanying notes to financial statements.

U.S. and Overseas Fund




STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at market value (cost: $8,864,171) (note 1)                           $10,041,377
=======================================================                           ===========
Cash                                                                                   57,525
====                                                                                   ======
Dividend receivable                                                                     4,638
===================                                                                     =====
Other Assets
============
                                                                                          842
     Total assets                                                                 $10,104,382
LIABILITIES:
Payables:
Demand note payable to bank (note 5)                                                  150,468
====================================                                                  =======
Investment securities purchased                                                        55,906
Fund shares purchased                                                                   5,953
Accrued expenses                                                                       35,261
Accrued management and distribution fees
                                                                                       20,662
     Total liabilities                                                                268,250
======================                                                          -------------
NET ASSETS: (applicable to 1,243,151 outstanding shares: 250,000,000 shares of
==============================================================================
$.01                                                                              $ 9,836,132
=====                                                                             ===========
par value authorized)
=====================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($9,836,132 _ 1,243,151)                                                                $7.91
                                                                                        =====
At December 31, 1996, net assets consisted of (note 6):
Paid-in capital                                                                   $ 8,581,246
Accumulated net realized gain on investments                                           77,652
Net unrealized appreciation on investments and foreign currencies                   1,177,234
                                                                                 ------------
                                                                                  $ 9,836,132








                      See   accompanying   notes   to   financial statements.

U.S. and Overseas Fund


STATEMENT OF OPERATIONS
Year Ended December 31, 1996



INVESTMENT INCOME:
Dividends (net of foreign taxes of $2,092)                                      $    36,872
==========================================                                      ===========
Interest                                                                             11,208
========                                                                        -----------
                                                                                     48,080
EXPENSES:
Distribution (note 3)                                                               103,179
=====================                                                               =======
Investment management (note 3)                                                      102,565
==============================                                                      =======
Transfer agent                                                                       26,923
==============                                                                       ======
Custodian                                                                            24,493
=========                                                                            ======
Registration (note 3)                                                                21,666
=====================                                                                ======
Professional (note 3)                                                                20,222
=====================                                                                ======
Printing                                                                             13,618
========                                                                             ======
Shareholder administration (note 3)                                                  11,899
===================================                                                  ======
Directors                                                                             2,753
=========                                                                             =====
Interest (note 5)                                                                       705
=================                                                                       ===
Other                                                                                 3,182
=====                                                                           -----------
Total expenses                                                                      331,205
==============                                                                  -----------
Net investment loss                                                               (283,125)
===================                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES:
Net realized gain from security transactions                                      1,218,205
============================================                                      =========
Net realized loss from foreign currency transactions                                  (825)
====================================================                                  =====
Unrealized depreciation of investments and foreign currencies during the period   (397,162)
=============================================================================== -----------
Net realized and unrealized gain on investments and foreign currencies              820,218
======================================================================          -----------
Net increase in net assets resulting from operations                             $  537,093
====================================================                             ==========









                  See   accompanying   notes  to  financial statements.

U.S. and Overseas Fund




STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,


                                                                                              1996                1995
                                                                                         --------------==        -----
OPERATIONS:
Net investment loss                                                                          $  (283,125)         $  (275,439)
===================                                                                          ============         ============
Net realized gain (loss) from foreign currency transactions                                         (825)                1,302
===========================================================                                         =====                =====
Net realized gain from security transactions                                                    1,218,205              823,207
============================================                                                    =========              =======
Unrealized appreciation (depreciation) of investments and foreign
currencies       during the period                                                              (397,162)            1,481,881
==================================                                                          -------------          -----------
Net change in net assets resulting from operations                                                537,093            2,030,951
==================================================                                                =======            =========
DISTRIBUTIONS TO SHAREHOLDERS:
Distribution from net realized gains ($.89 and $.49 per share,                                (1,009,699)            (574,671)
==============================================================                                ===========            =========
respectivel )
CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting from capital share                                    500,959            (102,570)
==============================================================                               ------------        -------------
transactions (a)
Total increase in net assets                                                                       28,353            1,353,710
============================                                                                       ======            =========
NET ASSETS:
Beginning of period                                                                             9,807,779            8,454,069
===================                                                                           -----------          -----------
End of period                                                                                  $9,836,132           $9,807,779
==============                                                                                 ==========           ==========
--------------
(a)  Transactions in capital shares were as follows:


                                                                    1996                                         1995
                                                   -------------------------------------       ----------------------
                                                        Shares            Value                     Shares
                                                                                                                Value
Shares sold                                                  321,372         $2,801,257               1,764,028        $13,899,838
===========                                                  =======         ==========               =========        ===========
Shares issued in acquisition of Fund                         230,512          1,924,477                      --                  --
====================================                         =======          =========                      ==                  ==
(note 6)
========
Shares issued in reinvestment of
================================
distributions                                                113,076            887,646                  64,553            531,253
=============                                                =======            =======                  ======            =======
Shares redeemed                                            (595,238)        (5,112,421)             (1,848,587)        (14,533,661)
===============                                            ---------        -----------             -----------        ------------
Net increase (decrease)                                       69,722         $  500,959              (20,006)         $   (102,570)
=======================                                    =========         ==========                    ====       =============











                   See   accompanying   notes  to  financial statements.


U.S. and Overseas Fund

                         Notes to Financial Statements


(1) The Fund is a non-diversified series of common stock of Bull & Bear Funds I, Inc. (the "Company"), a Maryland Corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to obtain the highest possible total return on its assets, as set forth in its prospectus, from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to Shareowners are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its Shareowners and therefore no Federal income tax provision is required. Based on Federal income tax cost of $8,877,152, gross unrealized appreciation and gross unrealized depreciation were $1,524,564 and $360,339 at December 31, 1996. Distributions paid to Shareowners during the years ended December 31, 1996 and 1995 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of the utilization of net operating losses to offset short-term capital gains.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended ended December 31, 1996, the Fund paid $9,292 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $6,275 for providing certain administrative and accounting services at cost during the year ended December 31, 1996.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to Shareowners in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities

U.S. and Overseas Fund
and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $11,899 for shareholder administration services supplied to the Fund at cost for the year ended December 31, 1996.

(4) Purchases and sales of securities other than short term notes aggregated $26,241,390 and $29,190,197 respectively, for the year ended December 31, 1996.


U.S. and Overseas Fund

(5) The Fund has a committed bank line of credit. At December 31, 1996, there was a balance outstanding of $150,468 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended December 31, 1996, the weighted average interest rate was 7.10% based on the balances outstanding during the period and the weighted average amount outstanding was $8,535.

(6) A Special Meeting of Shareowners ("Special Meeting") of Bull & Bear Quality Growth Fund was held on April 25, 1996 pursuant to notice given to all Shareowners of record at the close of business on February 15, 1996. At the Special Meeting, Shareowners approved an Agreement and Plan of Reorganization and Termination ("Plan") providing for Bull & Bear Quality Growth Fund to merge into and become part of Bull & Bear U.S. and Overseas Fund with 50,172.06 shares voting in favor of the Plan, 5,118.63 shares voting against the Plan, and 662.38 shares abstaining.

Accordingly, on April 26, 1996, the Fund acquired all of the assets and liabilities of Bull & Bear Quality Growth Fund, in exchange for 230,512 shares (valued at $2,136,916) of the Fund that were subsequently distributed to Shareowners of Bull & Bear Quality Growth Fund. The exchange had no effect on the net asset value per share of the Fund. The net assets of Bull & Bear Quality Growth Fund as of April 26, 1996, were $2,136,916 consisting of paid-in-capital of $1,924,477, net unrealized appreciation of investments of $260,306 and accumulated net realized loss on investments of $47,867.


U.S. and Overseas Fund

                              FINANCIAL HIGHLIGHTS



                            Years Ended December 31,

PER SHARE DATA*                                     1996          1995      1994         1993        1992
===============                                    -------       =------=  -------==    --------    ===------
Net asset value at beginning of                     $ 8.36       $ 7.08     $ 8.71    $   7.59     $  8.37
===============================                     ------       ------     ------    --------     -------
period
Income from investment operations:
  Net investment income (loss)                       (.24)        (.23)      (.13)       (.20)         .04
==============================                       =====        =====      =====       =====         ===
  Net realized and unrealized gain                     .68         2.00     (1.01)        2.22       (.25)
==================================                --------      -------   ========   ---------  ==========
(loss) on investments
    Total from investment operations                   .44         1.77     (1.14)        2.02       (.21)
====================================              --------      -------   ========   ---------  ==========
Less distributions:
  Distributions from net realized                    (.89)        (.49)      (.49)       (.90)       (.57)
=================================                 -------=    --------=  --------=  ---------=  ---------=
gains on investments
Net asset value at end of period                    $ 7.91       $ 8.36     $ 7.08    $   8.71     $  7.59
================================                    ======       ======     ======    ========     =======

TOTAL RETURN                                         5.34%       25.11%   (13.12)%      26.71%     (2.57)%
                                                  =======       ======    ======     ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's                 $9,836       $9,808     $8,454      $12,250     $9,229
                                                  ========                  ======     =======     ======
omitted)
Ratio of expenses to average net                     3.20%        3.55%      3.53%       3.55%       3.56%
                                                  =======      =======    =======   =========    ========
assets (a)(b)
Ratio of net investment income (loss)              (2.74%)      (2.85)%    (1.65)%     (2.36)%        .51%
                                                  =======      =======    =======   =========    =========
to average net assets (c)
Portfolio turnover rate                              255%          214%       212%        182%        175%
                                                    =====       ======      =====    ========    ========
Average commission per share                       $.0536


* Per share net investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding.
These computations had no effect on net asset value per share.
(a)Ratio prior to reimbursement by the Investment Manager was 3.84%, 3.59%, 3.69% and 4.09% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively. (b)Ratio after the reduction of custodian fees under a custodian agreement was 3.49% for 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996. (c)Ratio prior to reimbursement by the Investment Manager was (3.14)%, (1.71)%, (2.50)% and (0.02)% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.





U.S. and Overseas Fund

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board Of Directors and Shareowners of
  Bull & Bear U.S. and Overseas Fund:

         We have audited the accompanying statement of assets and liabilities of Bull & Bear U.S. and Overseas Fund, including the schedule of portfolio investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. and Overseas Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                              TAIT, WELLER & BAKER






Philadelphia, Pennsylvania
January 17, 1997



U.S. and Overseas Fund

U.S,. And Overseas Fund
11 Hanover Square
New York, NY 10005
1-800-847-4200   1-212-363-1100

http://www.bull-and-bear.com Call toll-free for Fund performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account.

1-800-847-4200
1-212-363-1100


This report and the financial statements contained herein are submitted for the general information of the shareowners of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.







U.S. and Overseas Fund